EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 26, 2001	/s/George W. Sztykiel George W. Sztykiel

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 12, 2001	/s/John E. Sztykiel John E. Sztykiel

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 20, 2001	/s/William F. Foster William F. Foster

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 23, 2001	/s/Kim Korth Kim Korth

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 23, 2001	/s/George Tesseris George Tesseris

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 24, 2001	/s/Charles E. Nihart Charles E. Nihart

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 25, 2001	/s/David R. Wilson David R. Wilson

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZYTKIEL and RICHARD J. SCHALTER, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-8 Registration Statement of Spartan Motors, Inc. relating to shares of Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 25, 2001	/s/James C. Penman James C. Penman